Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
GOODWILL

10.	GOODWILL

The carrying amount of goodwill for the years ended December 31, 2009 and 2010 were as follows:

	2009	2010

Beginning of year	$87.6	$86.1
Goodwill acquired during the year	—	185.4
Translation	(1.5)	6.5

Ending of year	$86.1	$278.0

Impairment tests performed in 2009 and 2010 did not result in any adjustments to the carrying value of goodwill. The goodwill acquired in 2010 is mainly due from the acquisition of Rietech. See Note 4, “Business Combination” for further details.